Rule 497(e)

File No. 333-191151

CALAMOS ETF TRUST

Calamos Nasdaq-100 Structured Alt Protection ETF – December

(the “Fund”)

Supplement dated December 2, 2024

to combined Statement of Additional Information dated December 2, 2024

This supplement updates certain information contained in the Fund’s combined statement of additional information and should be attached to each statement of additional information and retained for future reference.

Capitalized terms not otherwise defined herein have the same meaning as in each Fund’s Statement of Additional Information.

In the Calamos Nasdaq-100 Structured Alt Protection ETF– December combined Statement of Additional Information, the reference on page 1 in the table under the heading “STATEMENT OF ADDITIONAL INFORMATION” to the Fund’s Ticker as “CPND” is hereby replaced with the correct ticker: “CPNQ”.